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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 1, 1997, covering the historical statements of ILC Technology, Inc. included in PerkinElmer, Inc.'s Form 8-K/A, dated March 30, 1999, and to all references to our Firm included in this registration statement.


                                                      /s/ Arthur Andersen LLP
                                                      --------------------------


San Jose, California
February 9, 2000